Supplement to the
Fidelity® Global Balanced Fund
December 29, 2007
Prospectus

The following information replaces similar information found under the "Fund Management" heading in the "Fund Services" section beginning on page 23.

Derek Young is lead manager of Global Balanced Fund, which he has managed since January 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 1996, Mr. Young has worked as director of Risk Management, senior vice president of Strategic Services and portfolio manager.

Ruben Calderon is assistant manager of Global Balanced Fund, which he has managed since December 2006. Since joining Fidelity Investments in 1995, Mr. Calderon has worked as a research analyst and asset allocation strategist.

Melissa Reilly is co-manager of Global Balanced Fund, which she has managed since May 2007. She also manages other Fidelity funds. Prior to joining Fidelity Investments in 2004, Ms. Reilly worked for Putnam Investments as a research analyst, senior vice president and portfolio manager from 1999 until 2004.

Leon Tucker is co-manager of Global Balanced Fund, which he has managed since April 2007. Since joining Fidelity Investments in 1997, Mr. Tucker has worked as an analyst, director of research in Hong Kong and portfolio manager.

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Stephen Dufour is co-manager of Global Balanced Fund, which he has managed since October 2007. Since joining Fidelity Investments in 1992, Mr. Dufour has worked as an equity analyst and portfolio manager.

John Lo is co-manager of Global Balanced Fund, which he has managed since February 2007. Since joining Fidelity Investments in 1993, Mr. Lo has worked as both an investment analyst and as a portfolio manager. In conjunction with his portfolio management responsibilities, he is currently the country head of Equity Investments for Fidelity International Limited in Singapore.

Andrew Weir is co-manager of Global Balanced Fund, which he has managed since January 2006. Since joining Fidelity Investments in 1997, Mr. Weir has worked as a quantitative research analyst, director of research and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Messrs. Young, Calderon, Tucker, Dufour, Lo, Weir, and Ms. Reilly.